UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

HCBF HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Florida	333-217395	27-2326440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Indian River Drive, Suite 101, Fort Pierce, Florida	34950
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (772) 409-2270

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

HCBF HOLDING COMPANY, INC.

FORM 8-K

CURRENT REPORT

Explanatory Note

On July 31, 2017, HCBf Holding Company, Inc. (“HCBF”), filed a Current Report on Form 8-K (the “Original Report”) to report that it had completed the acquisition of Jefferson Bankshares, Inc., a Florida corporation (“JBI”), and its wholly owned subsidiary Jefferson Bank of Florida (“Jefferson Bank”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated January 20, 2017, by and among HCBF, JBI, and Jefferson Bank.

This Current Report on Form 8-K/A (“Amendment 1”) provides the disclosures required by Item 9.01. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged. HCBF does not anticipate that it will further amend this Current Report.

Statements made or incorporated by reference in this Amendment, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding HCBF’s expectation concerning its financial condition, operating results, cash flows, liquidity and capital resources, including the effects of the JBI and Jefferson Bank merger and the final determination of the assets and liabilities acquired and their respective valuations. A discussion of risk, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Cautionary Statement Regarding Forward-Looking Information,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in HCBF’s Registration Statement on Form S-4 (No. 333-217395)(filed 4/20/17), as subsequently amended on June 7, 2017, and in the Original Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 28, 2017, HCBF completed its acquisition of JBI and its wholly owned subsidiary Jefferson Bank. JBI was a bank holding company headquartered in Oldsmar, Florida and is the sole shareholder of Jefferson Bank. Jefferson Bank is a Florida-chartered commercial bank headquartered in Oldsmar, Florida with four branches located in Tarpon Springs, New Port Richey, Palm Harbor and Tampa, Florida. As of March 31, 2017, JBI and Jefferson Bank had total assets of $300.5 million, total loans of $222.0 million, total deposits of $263.5 million and shareholders’ equity of $25.3 million.

Pursuant to the Merger Agreement, former holders of JBI’s common stock have the right, at their election, to receive 0.9676 shares of HCBF voting common stock, $14.03 in cash, or a combination of stock and cash for their shares of JBI common stock, subject to proration procedures such that not more than 20% of the aggregate merger consideration will consist of cash. As of the election deadline, holders of approximately 22.4% of the outstanding shares of JBI common stock had elected to receive cash consideration in the merger. As a result, the cash election shares will be prorated in accordance with the Merger Agreement. The total merger consideration was approximately $40.0 million.

Pursuant to the terms of the Merger Agreement, each outstanding option to purchase shares of JBI common stock, whether or not vested or exercisable, was converted into the right to receive a cash payment equal to the product of (A) the number of shares of JBI common stock into which such stock option was convertible and (B) the excess, if any, of (x) $14.03 over (y) the exercise price such JBI stock option.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to HCBF’s registration statement on Form S-4, filed with the U.S. Securities and Exchange Commission on April 20, 2017, and is incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

Harbor Community Bank (the “Bank”), HCBF’s wholly owned subsidiary, is subject to supervision and examination by the Federal Deposit Insurance Corporation (the “FDIC”) and is required to submit to the FDIC certain reports entitled “Consolidated Reports of Condition and Income” (each, a “Call Report” and collectively, the “Call Reports”). The Bank’s Call Reports are prepared in accordance with regulatory instructions issued by the Federal Financial Institutions Examination Council and consist of a balance sheet, income statement, changes in equity capital and other supporting schedules as of the end of the period to which each such Call Report relates. The publicly available portions of the Bank’s Call Reports are on file with, and publicly available at, the FDIC, 550 17th Street, N.W., Washington, D.C. 20429 and on the FDIC’s website at www.fdic.gov. The contents of the FDIC’s website are not incorporated by reference into, and are not otherwise a part of, this Report.

On July 28, 2017, the Bank filed its Call Report for the period ended June 30, 2017, which can be viewed on the FDIC’s website.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Jefferson Bankshares, Inc. and subsidiaries as of and for the years ended December 31, 2016 and 2015, and the independent auditor’s report thereon, as well as the accompanying notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

The unaudited consolidated interim financial statements of Jefferson Bankshares, Inc. and subsidiaries as of and for the six months ended June 30, 2017 and 2016 are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of HCBF Holding Company, Inc. and Jefferson Bankshares, Inc. as of and for the six months ended June 30, 2017 is filed as Exhibit 99.3 to this Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of HCBF Holding Company, Inc. and Jefferson Bankshares, Inc. as of and for the year ended December 31, 2016 is incorporated by reference to HCBF’s Amendment No. 1 to Registration Statement on Form S-4 (No. 333-217395)(filed 6/7/17).

(d) Exhibits.

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, by and among HCBF Holding Company, Inc., Jefferson Bankshares, Inc. and Jefferson Bank of Florida, dated as of January 20, 2017 – incorporated by reference herein to Exhibit 2.1 to HCBF Holding Company, Inc.’s registration statement on Form S-4 (filed 4/20/17)(No. 333-217395).

99.1	Jefferson Bankshares, Inc. and Subsidiaries Consolidated Financial Statements at December 31, 2016 and 2015, respectively, and for the years then ended – incorporated by reference to HCBF’s Amendment No. 1 to Registration Statement on Form S-4 (No. 333-217395)(filed 6/7/17).

99.2	Interim unaudited financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016.

99.3	Unaudited pro forma financial information.

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, HCBF has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCBF HOLDING COMPANY, INC.

Date:	September 22, 2017	By:	/s/ Randall A. Ezell
Randall A. Ezell
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1*	Agreement and Plan of Merger, by and among HCBF Holding Company, Inc., Jefferson Bankshares, Inc. and Jefferson Bank of Florida, dated as of January 20, 2017 – incorporated by reference herein to Exhibit 2.1 to HCBF Holding Company, Inc.’s registration statement on Form S-4 (filed 4/20/17)(No. 333-217395).

99.1	Jefferson Bankshares, Inc. and Subsidiaries Consolidated Financial Statements at December 31, 2016 and 2015, respectively, and for the years then ended – incorporated by reference to HCBF’s Amendment No. 1 to Registration Statement on Form S-4 (No. 333-217395)(filed 6/7/17).

99.2	Interim unaudited financial statements as of June 30, 2017 and December 31, 2016 and for the six months ended June 30, 2017 and 2016.

99.3	Unaudited pro forma financial information.

* Previously filed